First Quarter 2006 Investor Presentation EXHIBIT 99.1

This presentation, like other written and oral communications presented by the Company and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,”
“should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, future cash flows, or the market value of our assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in the financial or operating performance of our customers’
businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; potential exposure to unknown or contingent liabilities of companies targeted for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services within existing lines of business in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental, and insurance laws, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; changes in the monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as may be required by applicable law or regulation, the Company disclaims any obligation to update any forward-looking statements.
Forward-looking Statements and Associated Risk Factors

We are a leading financial institution in the competitive New York metropolitan region.
(a) Including Atlantic Bank of New York (“ABNY”), pre-restructuring
(b) SNL DataSource
With total assets of $29.8 billion at 3/31/06
(a)
:
We operate the fifth largest thrift in the nation and the largest in New York State.
(b)
With multi-family loans totaling $14.2 billion at 3/31/06
(a)
:
We are the leading producer of multi-family loans for portfolio in New York City.
(b)
With total deposits of $14.1 billion at 3/31/06
(a)
:
We operate the eighth largest thrift depository in the nation and the third largest in
New York State.
(b)
With the acquisitions of Long Island Financial Corp. in December 2005 and Atlantic
Bank of New York in April 2006:
We operate the 14th largest commercial bank in our market and the 17th largest in
New York State.
(b)

The NYCB *Family* of Banks

New York Community Bancorp, Inc.

Member FDIC
New York Community Bank

Member FDIC
New York Commercial Bank

Queens County Savings Bank
A Division of New York Community Bank • Member FDIC

Roslyn Savings Bank
A Division of New York Community Bank • Member FDIC

Richmond County Savings Bank
A Division of New York Community Bank • Member FDIC

Roosevelt Savings Bank
A Division of New York Community Bank • Member FDIC

CFS Bank
A Division of New York Community Bank • Member FDIC

First Savings Bank of New Jersey
A Division of New York Community Bank • Member FDIC

Ironbound Bank
A Division of New York Community Bank • Member FDIC

Atlantic Bank
A Division of New York Commercial Bank • Member FDIC

4 Our structure has enabled us to build on the strong reputations that were established by our largest merger partners over the course of many decades.

WESTCHESTER
BRONX
MANHATTAN
QUEENS
NASSAU
SUFFOLK
NEW JERSEY
BROOKLYN
STATEN ISLAND

New York Community Bank New York Commercial Bank

5 We serve 600,000 customers through 2 subsidiaries, 8 divisions, and 166 locations in New York City, Long Island, Westchester County, and northern New Jersey.

We compete by providing our customers with convenience, service, and selection, and by maintaining a strong presence in the communities we serve.
Convenience
96% of thrift deposits have branch
access 68 or more hours per week
28% of thrift deposits have branch
access 80 hours per week
24-Hour Service
On-line banking
Bank-by-phone
Premier Banking Group
197 ATMs (of 233)
Extensive Product Selection
Traditional banking products
Card services
Alternative investment products
Loan services
Community Involvement & Support
Foundation grants have totaled $41.5
million to date
Directors and executive officers serve
on over 30 non-profit boards
26 languages spoken in our branches

The foundation for our success is a consistent business model that has focused on building value while, at the same time, building the bank.
The origination of multi-family loans on rent-regulated buildings:
-
$17.0 billion of multi-family loans originated in the current decade, including $4.7 billion in 2005 and $1.4 billion in 1Q 2006
The maintenance of stringent credit standards, resulting in a consistent record of solid asset quality:
-
No net charge-offs for 40 consecutive quarters (4Q 1994 - 3Q 2004)
-
Charge-offs of $21,000 in 2005 and $99,000 in 1Q 2006 – all on acquired assets
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 28.86% in 2005 and 34.12% in 1Q 2006
The growth of our business through accretive merger transactions:
-
November 2000: Haven Bancorp, Inc.
-
July 2001: Richmond County Financial Corp.
-
October 2003: Roslyn Bancorp, Inc.
-
December 2005: Long Island Financial Corp.
-
April 2006: Atlantic Bank of New York

% of total loans:  76.3%
Average principal balance:  $3.7 million
Average loan-to-value ratio:  64.0%
Expected weighted average life:  3.6 years
1Q 06 originations:  $1.4 billion
% of total loans originated in 1Q 06: 73.8%
At 3/31/06
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$13,849
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 3/31/06
Multi-family Loan Portfolio
(a)
(in millions)
Multi-family loans have grown at a CAGR of 45.3% since 12/31/00.
(a) Excludes net deferred loan origination fees and costs

Our multi-family lending niche is highly profitable, efficient, and resilient.
Niche:  Primarily rent-controlled and -stabilized buildings in NYC
Borrowers: Long-term property owners with a history of building cash flows, often on buildings that have been in their families for multiple generations
Term:   Years 1 – 5:   Fixed at 150 bp above the 5-year CMT
Years 6 – 10: Monthly adjustable rate 250 bp above prime, or fixed rate 275 bp above the 5-year CMT plus 1 point
Pre-payment Range from 5 points to 1 point in years 1 through 5; recorded penalties: as interest income (top and bottom line enhancements) or fee income (enhances bottom line)
Efficiency: Less costly to originate and service than 1-to-4 family loans
Quality: No losses in our niche for more than 25 years

(a) SNL DataSource
0.52%
0.43%
0.37%
0.32%
0.22%
0.21%
0.10%
0.15%
0.12%
0.11%
12/31/03 12/31/04 12/31/05 3/31/06
U.S. Thrifts
(a)
N.Y. State Thrifts
(a)
NYB
Non-performing Assets / Total Assets
We have a consistent record of solid asset quality.

63.98%
65.62%
62.41%
57.02%
56.58% 56.47%
34.12%
(a)
23.59%
(a)
21.46%
(a)
28.86%
(a)
2003 2004 2005 1Q 2006
Efficiency Ratio
U.S. Thrifts
(b)
N.Y. State Thrifts
(b)
NYB
(a) Operating efficiency ratio.  Please see page 23 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL DataSource
We consistently rank among the most efficient bank holding
companies in the nation.

Our efficiency has been driven by our approach to lending,
branch expansion, and product development.
Multi-family and commercial real estate lending are both broker-driven.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released.
Franchise expansion has largely stemmed from mergers and acquisitions.
46 of our 166 branches are located in-store.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$13,849
$14,204
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$4,294
$5,184
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 3/31/06 Pro Forma
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Excludes net deferred loan origination fees and costs
(b) Pro forma for the acquisition of ABNY
(c) ABNY data as of 3/31/06
$5,405 $5,489 $10,499
Loans Outstanding
(a)
Total Loans:
Multi-family loans:  45.8% CAGR
Total loans:  48.9% CAGR
$13,396 $17,029 $18,143 $3,636 $1,611
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
(b)(c)
$19,388
Acquisitions have contributed to our loan growth over the past six years…

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,402
$5,779
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$6,042
$7,009
$720
$739
$846
$860
$1,358
$40
$171
$455
$465
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 3/31/06 Pro Forma
(a) Pro forma for the acquisition of ABNY
(b) ABNY data as of 3/31/06
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $14,145
(a)(b)
Total deposits:  51.0% CAGR
Core deposits:  61.5% CAGR
Demand deposits:  75.8% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
(in millions)
Deposits
w/ LICB
…and have significantly bolstered our deposit growth.
$12,303

Checking / Savings
Money Market Accounts
CDs
IRAs
Smart Student Banking
Insurance
Annuities
Mutual Funds
Card Services (debit, credit, reloadable, &
single-purpose)
Ability to pay bills and open new accounts
online
24 / 7 automated phone service
1-4 Family Loans / HELOCs
Auto / Student / Personal Loans
Multi-family Loans
Construction Loans
Checking / Savings
Business CDs
Payroll Processing
$afePay Card
Employee Banking / Employee Retirement
Insurance Premium Financing
Health Service Accounts
Cash Management
Online bill paying service
Lockbox Services
E-statements
Expedited check clearance and availability
of funds
Equipment Leasing
C&I / CRE Loans
Multi-family Loans
Construction Loans
New York Community Bancorp, Inc.
New York Commercial Bank New York Community Bank
With our two most recent acquisitions, we have complemented our traditional savings bank franchise with a well-established commercial bank subsidiary.

498
1,465
1,842
1,203
1,245
$2,648
Atlantic Bank
of New York
3/31/06
1,358
8,366
14,145
6,600
19,388
$29,785
Combined,
Pre-restructuring
(a)
860
6,901
12,303
5,397
18,143
$27,137
New York
Community Bancorp
3/31/06
Demand deposits
Core deposits
Total deposits
Total securities
Total loans
Assets
(in millions)
(a) These amounts do not reflect the planned reduction of securities totaling $1.3 billion from the combined portfolio.
The Atlantic Bank acquisition will enhance our mix of assets and liabilities.

Core deposits represented 80% of ABNY’s total deposits at 3/31/06.
27% of ABNY’s total deposits consisted of non-interest-bearing accounts.
ABNY’s low-cost retail deposits will replace some of our high-cost wholesale funding.
We will replace ABNY’s low-yielding securities with our higher-yielding loans.
Our margin (2.14% in 1Q 2006) will benefit from the addition of ABNY’s margin
(3.26% in 1Q 2006).
The Atlantic Bank acquisition will contribute to the
stabilization of our net interest margin.

The acquisition of LICB:
-
Added $347 million of low-cost core deposits, including $100 million of non-
interest-bearing accounts on 12/30/05
The restructuring of our wholesale borrowings:
-
Extended approximately $1.7 billion between late December and the end of
March to an average call date of 2.5 years, with an average cost of 4.09%
-
Modified another $1.7 billion, resulting in a lower rate of interest and an extended maturity
The structure of our multi-family loan portfolio:
-
Expected weighted average life of 3.6 years at 3/31/06
-
Largest volume of refinanceable loans in our public life
Several other factors will contribute to the enhancement of our net interest margin in 2006.

(in millions)
$10,919
$13,396
$17,029
$18,143
$12,119
$7,081
$5,637
$5,397
Loans
Securities
45.7% 41.2% % of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 19.9% 66.9%
3/31/06
We have also taken steps to enhance our interest rate risk
profile by deploying the cash flows from securities into loans.

We are focused on:
Enhancing our asset mix by originating commercial loans to small and mid-size businesses in our market, while growing our multi-family, construction, and commercial loan portfolios
Maintaining the quality of our assets by adhering to our traditional credit standards
Utilizing the cash flows from securities to reduce our high-cost funding sources
Diversifying our deposit mix
Improving our net interest margin by replacing our high-cost wholesale sources of funds with lower-cost retail deposits
Maintaining the efficiency of our operation, by realizing post-merger cost savings over time
Maintaining the high level of customer service provided by our merger partners
Strengthening our tangible capital measures
Maintaining the payment of a strong dividend
We are committed to building value by building our business in
2006.

We are a leading financial institution in the competitive New York metro region.
We have a solid share of deposits and an attractive lending niche.
We have an outstanding record of asset quality and a highly efficient operation.
We have a demonstrated capacity to execute accretive merger transactions.
We have produced industry-leading performance metrics throughout our public life.
We are committed to--and personally invested in--the Company’s future, with more than 12% of outstanding shares held by directors, executive management, and our employees.
Since the third quarter of 1994, we have increased our dividend 19 times to its current level ($1.00 per share, annualized), which is 90 times greater than the original amount.
We welcome your investment in our business and our future.

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
5/4/2006
For More Information

The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2003, 2004, and 2005 and for the three months ended March 31, 2006:
(dollars in thousands)
Non-interest income:
Loss on other-than-temporary
impairment
Balance sheet repositioning charge
Gain on sale of branches
Loss on mark-to-market of interest
rate swaps
Total non-interest income
Net interest income
Total non-interest income and net
interest income
Operating expenses:
Merger-related charge
Total operating expenses
Efficiency ratio
$121,065
--
--
--
--
121,065
572,003
$693,068
$236,621
--
$236,621
34.14%
$121,065
--
--
--
--
121,065
572,003
$693,068
$236,621
(36,588)
$200,033
28.86%
$ (44,217)
--
--
--
--
(44,217)
781,257
$737,040
$193,632
--
$193,632
26.27%
$ (44,217)
8,209
157,215
--
--
121,207
781,257
$902,464
$193,632
--
$193,632
21.46%
$163,987
--
--
--
--
163,987
504,975
$668,962
$169,373
--
$169,373
25.32%
$163,987
--
--
(37,613)
--
126,374
504,975
$631,349
$169,373
(20,423)
$148,950
23.59%
GAAP GAAP GAAP Operating Operating Operating
2005 2004 2003
For the Years Ended December 31,
Reconciliation of GAAP and Non-GAAP Measures
$27,334
--
--
--
--
27,334
128,740
$156,074
$55,319
--
$55,319
35.44%
GAAP Operating
$27,334
--
--
--
6,071
33,405
128,740
$162,145
$55,319
--
$55,319
34.12%
For the Three Months
Ended March 31,
2006